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                                                               EXHIBIT 10.13

[BANK ONE LOGO]

                               PROMISSORY NOTE

PRINCIPAL      LOAN DATE      MATURITY      LOAN NO      CALL      COLLATERAL      ACCOUNT      OFFICER      INITIALS
$500,000.00    05-06-1996     11-06-1996                 247259    020             1766452613   82744

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.


BORROWER:   THE COMPANY DOCTOR                   LENDER:   BANK ONE, TEXAS, N.A.
            1200 E. COPELAND, SUITE 100                    ARLINGTON-BOWEN
            ARLINGTON, TX 76011                            1301 S. BOWEN RD.
                                                           ARLINGTON, TX 76013

================================================================================

PRINCIPAL AMOUNT:  $500,000.00                        DATE OF NOTE:  MAY 6, 1996

PROMISE TO PAY. For value received, the undersigned and if more than one, each of them, jointly and severally ("Borrower") promises to pay to Bank One, Texas, N.A. ("Lender"), or order, in lawful money of the United States of America, the principal amount of Five Hundred Thousand & 00/100 Dollars ($500,000.00), together with interest at the rate of 6.750% per annum on the unpaid principal balance from the date advanced until maturity.

PAYMENT. This Note shall be payable as follows: Interest shall be due and payable monthly as it accrues, commencing on June 6, 1996 and continuing on the same day of each month thereafter during the term of this Note, and the outstanding principal balance of this Note, together with all accrued but unpaid interest, shall be due and payable on November 6, 1996. Interest on this Note is computed on a 365/360 simple interest basis; that is by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding, unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per diem basis of a year of 365 or 366 days, as the case may be. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. As used herein, the term "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any other day on which national banking associations are authorized to be closed. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs. The books and records of Lender shall be prima facie evidence of all outstanding principal of and accrued but unpaid interest on this Note. If this Note is governed by or is executed in connection with a loan agreement, this Note is subject to the terms and provisions thereof.

PREPAYMENT. Borrower may pay without premium or penalty all or a portion of the principal amount owed hereunder earlier than it is due. All prepayments shall be applied to the indebtedness owing hereunder in such order and manner as Lender may from time to time determine in its sole discretion.

POST MATURITY RATE. Upon an Event of Default or at maturity, whether by acceleration or otherwise, all unpaid principal of this Note shall bear interest at the maximum rate permitted by law. If applicable law ceases to provide for such a maximum rate, the maximum rate shall be equal to 18.000% per annum.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment of principal or interest when due under this Note or any other indebtedness owing now or hereafter by Borrower to Lender; (b) failure of Borrower or any other party to comply with or perform any term, obligation, covenant or condition contained in this Note or in any other promissory note, credit agreement, loan agreement, guaranty, security agreement, mortgage, deed of trust or any other instrument, agreement or document, whether now or hereafter existing, executed in connection with this Note (the Note and all such other instruments, agreements, and documents shall be collectively known herein as the "Related Documents"); (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents;
(d) any representation or statement made or furnished to Lender herein, in any of the Related Documents or in connection with any of the foregoing is false or misleading in any material respect; (e) Borrower or any other party liable for the payment of this Note, whether as maker, endorser, guarantor, surety or otherwise, becomes insolvent or bankrupt, has a receiver or trustee appointed for any part of its property, makes an assignment for the benefit of its creditors, or any proceeding is commenced either by any such party or against it under any bankruptcy or insolvency laws; (f) the occurrence of any event of default specified in any of the other Related Documents or in any other agreement now or hereafter arising between Borrower and Lender; (g) the occurrence of any event which permits the acceleration of the maturity of any indebtedness owing now or hereafter by Borrower to any third party; or (h) the liquidation, termination, dissolution, death or legal incapacity of Borrower or any other party liable for the payment of this Note, whether as maker, endorser, guarantor, surety, or otherwise;

LENDER'S RIGHTS. Upon default, Lender may at its option, without further notice or demand (i) declare the entire indebtedness, including the unpaid principal balance on this Note, all accrued unpaid interest, and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other Related Document, immediately due, (ii) refuse to advance any additional amounts under this Note, (iii) foreclose all liens securing payment hereof, (iv) pursue any other rights, remedies, and recourses available to the Lender, including without limitation, any such rights, remedies or recourses under Related Documents, at law or in equity, or (v) pursue any combination of the foregoing. The rights, remedies and recourses of Lender, as provided in this Note and in the other Related Documents, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefore shall arise, at the sole discretion of Lender. The acceptance by Lender of any payment under this Note which is less than the payment in full of all amounts due and payable at the time of such payment shall not (i) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of Lender, or nullify any prior exercise of any such right, remedy or recourse, or (ii) impair, reduce, release or extinguish the obligations of any party liable under any of the Related Documents as originally provided herein or therein. Lender may hire an attorney to help collect this Note if Borrower does not pay, and Borrower will pay Lender's reasonable attorneys' fees and all other costs of collection. To the extent interest is not paid on or before the fifth day after it becomes due and payable, Lender may, at its option, add such accrued but unpaid interest to the principal balance of this Note. This Note has been delivered to Lender and is performable in Tarrant County, Texas. Courts within the State of Texas have jurisdiction over any dispute arising under or pertaining to this Note and venue for such dispute shall be in Tarrant County, Texas. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS.

PURPOSE. Borrower agrees that no advances under this Note shall be used for personal, family, or household purposes and that all advances hereunder shall be used solely for business, commercial, agricultural or other similar purposes.

GENERAL PROVISIONS. NOTICE: Under no circumstances (and notwithstanding any other provisions of this Note) shall the interest charged, collected, or contracted for on this Note exceed the maximum rate permitted by law. The term "maximum rate permitted by law" as used in this Note means the greater of (a) the maximum rate of interest permitted under federal or other law applicable to the indebtedness evidenced by this Note, or (b) the higher, as of the date of this Note, of the "Indicated Rate Ceiling" or the "Quarterly Ceiling" as referred to in Article



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prepayments  __________________________________________________________________

_______________________________________________________________________________

sole discretion.

POST MATURITY RATE. Upon an Event of Default or at maturity, whether by acceleration or otherwise, all unpaid principal of this Note shall bear interest at the maximum rate permitted by law. If applicable law ceases to provide for such a maximum rate, the maximum rate shall be equal to 18.000% per annum.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment of principal or interest when due under this Note or any other indebtedness owing now or hereafter by Borrower to Lender; (b) failure of Borrower or any other party to comply with or perform any term, obligation, covenant or condition contained in this Note or in any other promissory note, credit agreement, loan agreement, guaranty, security agreement, mortgage, deed of trust or any other instrument, agreement or document, whether now or hereafter existing, executed in connection with this Note (the Note and all such other instruments, agreements, and documents shall be collectively known herein as the "Related Documents"); (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents; (d) any representation or statement made or furnished to Lender herein, in any of the Related Documents or in connection with any of the foregoing is false or misleading in any material respect; (e) Borrower any other party liable for the payment of this Note, whether as maker, endorser, guarantor, surety of otherwise, becomes insolvent or bankrupt, has a receiver or trustee appointed for any part of its property, makes an assignment for the benefit of its creditors, or any proceeding is commenced either by any such party or against it under any bankruptcy or insolvency laws; (f) the occurrence of any event of default specified in any of the other Related Documents or in any other agreement now or hereafter arising between Borrower and Lender; (g) the occurrence of any event which permits the acceleration of the maturity of any indebtedness owing now or hereafter by Borrower to any third party; or (h) the liquidation, termination, dissolution, death or legal incapacity of Borrower or any other party liable for the payment of this Note, whether as maker, endorser, guarantor, surety, or otherwise;

LENDER'S RIGHTS. Upon default, Lender may at its option, without further notice or demand (i) declare the entire indebtedness, including the unpaid principal balance on this Note, all accrued unpaid interest, and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other Related Document, immediately due, (ii) refuse to advance any additional amounts under this Note, (iii) foreclose all liens securing payment hereof, (iv) pursue any other rights, remedies and recourses available to the Lender, including without limitation, any such rights, remedies or recourses under the Related Documents, at law or in equity, or (v) pursue any combination of the foregoing. The rights, remedies and recourses of Lender, as provided in this Note and in the other Related Documents, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefore shall arise, at the sole discretion of Lender. The acceptance by Lender of any payment under this Note which is less than the payment in full of all amounts due and payable at the time of such payment shall not (i) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of Lender, or nullify any prior exercise of any such right, remedy or recourse, or (ii) impair, reduce, release or extinguish the obligations of any party liable under any of the Related Documents as originally provided herein or therein. Lender may hire an attorney to help collect this note if Borrower does not pay, and Borrower will pay Lender's reasonable attorneys' fees and all other costs of collection. To the extent interest is not paid on or before the fifth day after it becomes due and payable, Lender may, at its option, add such accrued but unpaid interest to the principal balance of this Note. This Note has been delivered to Lender and is performable in Tarrant County, Texas. Courts within the State of Texas have jurisdiction over any dispute arising under or pertaining to this Note and venue for such dispute shall be in Tarrant County, Texas. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS.

PURPOSE. Borrower agrees that no advances under this Note shall be used for personal, family, or household purposes and that all advances hereunder shall be used solely for business, commercial, agricultural or other similar purposes.

GENERAL PROVISIONS. NOTICE: Under no circumstances (and notwithstanding any other provisions of this Note) shall the interest charged, collected, or contracted for on this Note exceed the maximum rate permitted by law. The term "maximum rate permitted by law" as used in this Note means the greater of (9a) the maximum rate of interest permitted under federal or other law applicable to the indebtedness evidenced by this Note, or (b) the higher, as of the date of this Note, of the "Indicated Rate Ceiling" or the "Quarterly Ceiling" as referred to in Article 5069-1.04(a)(1) and Article 5069-1.04(a)(2) respectively, V.T.C.S. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. In particular, this section means (among other things) that Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Texas (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. The right to accelerate maturity of sums due under this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the loan evidenced by this Note until payment in full so that the rate or amount of interest on account of the loan evidenced hereby does not exceed the applicable usury ceiling. Lender may delay or forego enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, severally waive presentment, demand for payment, protest, notice of protest, notice of dishonor, notice of intent to accelerate the maturity of this Note, notice of acceleration of the maturity of this Note, diligence in enforcement and indulgences of every kind. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this Note, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral without the consent of or notice to anyone. All such parties also agree that Lender may modify this Note without the consent of or notice to anyone other than the party with whom the modification is made. Borrower agrees to provide to Lender such further financial information with respect to Borrower as Lender may reasonably request from time to time, including, without limitation, financial statements in form and detail satisfactory to Lender.

05-06-1996                      PROMISSORY NOTE                           PAGE 2
LOAN NO                           (CONTINUED)
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PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF
THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

THE COMPANY DOCTOR

By: /s/ FRED G. PARRISH
   -----------------------------------------
   FRED G. PARRISH, CHIEF OPERATING OFFICER
   AND VICE PRESIDENT